Joseph C. Theis, Jr. 617.570.1928 jtheis@goodwinprocter.com	Goodwin Procter LLP Counselors at Law Exchange Place Boston, MA 02109 T: 617.570.1000 F: 617.523.1231

June 6, 2014

VIA EDGAR AND FEDERAL EXPRESS

United States Securities and Exchange Commission

Division of Corporation Finance

100 F. Street, N.E.

Washington, D.C. 20549

Attention: Barbara C. Jacobs

Re:	HubSpot, Inc.

Amendment No. 1 to

Confidential Draft Registration Statement on Form S-1

Originally Submitted May 2, 2014

CIK No. 0001404655

Dear Ms. Jacobs:

This letter is submitted on behalf of HubSpot, Inc. (the “Company”) in response to the comments of the staff of the Division of Corporation Finance (the “Staff”) of the Securities and Exchange Commission (the “Commission”) with respect to the Company’s confidential submission of Amendment No. 1 to the draft Registration Statement on Form S-1 submitted on May 2, 2014 (the “Registration Statement”), as set forth in the Staff’s letter dated May 22, 2014 (the “Comment Letter”). The Company is concurrently confidentially submitting Amendment No. 2 to the confidential submission of the Registration Statement (“Amendment No. 2”), which includes changes to reflect responses to the Staff’s comments and other updates.

For reference purposes, the text of the Comment Letter has been reproduced and italicized herein with responses below each numbered comment. Unless otherwise indicated, page references in the descriptions of the Staff’s comments refer to the Registration Statement, and page references in the responses refer to Amendment No. 2. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in Amendment No. 2.

The responses provided herein are based upon information provided to Goodwin Procter LLP by the Company. In addition to confidentially submitting this letter via EDGAR, we are sending via Federal Express four (4) copies of each of this letter and Amendment No. 2 (marked to show changes from the Registration Statement).

United States Securities and Exchange Commission

June 6, 2014

Prospectus Summary

Our Growth Strategy

Keep Expanding Internationally, page 4

1.	We acknowledge your response to prior comment 8 advising that the percentage of total revenues generated outside the U.S. set forth on page F-19 is calculated based on the physical location of the company’s operations recording the sale, such that disclosure of this percentage would not correlate to the percentage of your customers located outside the U.S. Please tell us what consideration you gave to augmenting disclosure of the percentage of your customers outside the U.S. with disclosure of the percentage of your total revenues that are attributable to customers located outside the U.S., to the extent known, notwithstanding the physical location of the company’s operations recording the sale.

RESPONSE: In response to the Staff’s comment, the Company has revised pages 4,16, 46 and 79.

Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies

Unaudited Pro Forma Loss Per Share, page F-10

2.	We note your response to prior comment 27. Disclose what the Restricted Stock Units (“RSU”) convert into and how they are settled. Further, tell us why the liquidity event should affect the attribution period for the stock-based compensation expense recognition once the IPO has occurred. Consider disclosing the amount of stock-based compensation expense that has met the service condition as of each reporting date.

RESPONSE: In response to the Staff’s comment, the Company has revised page F-26 to address what the RSUs convert into and how they are settled. Additionally, the Company advises the Staff that the vesting terms of the service condition is time-based only, with 25% vesting after the first year, and the remaining vesting in equal monthly installments over the succeeding three years. Both the service and the performance conditions must be satisfied for the RSUs to vest. The performance condition would be met when there is a change in control or six months have passed after an Initial Public Offering. The timing of the performance condition is not currently known and outside the control of the Company, and it is not possible to calculate the attribution period for the unrecognized stock-based compensation expense; however the Company revised page F-11 to disclose the stock-based compensation that would have been recognized had the performance condition been meet as of December 31, 2013 or March 31, 2014.

United States Securities and Exchange Commission

June 6, 2014

Revenue Recognition, page F-13

3.	You indicate in your response to prior comment 30 that you have two primary types of relationships with your partners, the first of which you report the related revenue at gross and the second of which you report the related revenue net of commissions. We also note that in your response to prior comment 29 you state that your partners do not have the right to take possession of your software. Describe how your partners resell your platform to their customers and whether those customers access your platform through the partner or directly to your platform. Please provide your analysis that addresses all the indicators outlined in ASC 605-45-45 that supports your accounting for the second type of arrangements.

RESPONSE: The Company respectfully advises the Staff that in neither of the two types of arrangements does the partner resell the Company’s platform. In the first type of arrangement, in which the Company reports revenue gross, the partner facilitates the sale but the Company contracts directly with the end user. In the second type of arrangement, by contrast, the partner’s customer has outsourced all or some portion of its marketing function to the partner, which has purchased and uses the Company’s platform as part of its marketing strategy for its customer. The Company provides a price discount to the partner in the form of a cash rebate, which is paid over the contractual term. Whether the customer accesses the online software solution that the partner purchased as part of its marketing strategy is solely dependent on how the partner and its customer have structured their relationship.

The Company respectfully advises the Staff that the guidance outlined in ASC 605-45-45 does not apply to the second type of arrangement (where the Company enters into a contract directly with the partner) as the Company is acting as the principal with respect to the customer, which is the partner. Because the Company offers consideration to its customer (the partner) in the form of a cash rebate, the Company believes that the appropriate guidance is outlined in ASC 605-50. In accordance with ASC 605-50-45-2, cash consideration paid to a customer is presumed to be a reduction of revenue unless certain conditions are met. The Company does not receive an identifiable benefit from the cash consideration paid to the partner that is sufficiently separable from the partner’s purchase of the vendor’s products, such that the Company could have entered into an exchange transaction with a party other than a purchaser of its services in order to receive that benefit. Accordingly, the Company records the consideration paid as a reduction of the selling price of its platform.

If you should have any questions concerning the enclosed matters, please contact the undersigned at (617) 570-1928.

Sincerely,

/s/ Joseph C. Theis, Jr.

Joseph C. Theis, Jr.

Enclosures

cc:	Brian Halligan, HubSpot, Inc.
John Kelleher, HubSpot, Inc.
Mark T. Bettencourt, Goodwin Procter LLP